Exhibit 32.1

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. SECTION 1350, AS ADOPTED
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Ted Goldthorpe, the Chief Executive Officer and President, in connection with the Annual Report of Logan Ridge Finance Corporation (the “Company”), on Form 10-K for the year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2024

/s/ Ted Goldthorpe
Ted Goldthorpe
Chief Executive Officer and President
(Principal Executive Officer)
Logan Ridge Finance Corporation